J.  Alexandra  Rhim  (State  Bar  No.  180636)
BUCHALTER,  NEMER,  FIELDS  &  YOUNGER
601  S.  Figueroa  Street,  Suite  2400
Los  Angeles,  California  90017-5704
Telephone:  (213)891-0700
Facsimile:   (213)896-0400

Attorneys  for  The  Laurus  Master  Fund

                         UNITED STATES BANKRUPTCY COURT
                         CENTRAL DISTRICT OF CALIFORNIA
                         [SAN FERNANDO VALLEY DIVISION]

In  re:                           )  Bankruptcy Case No. SV 03-12998-GM
VALENCIA  ENTERTAINMENT           )
INTERNATIONAL, LLC, a California  )  Chapter  11
limited  liability  company,      )  ORDER  DENYING  MOTION  FOR
                                  )  TEMPORARY  RESTRAINING  ORDER
                                  )  AND  DISMISSING  ADVERSARY
                  Debtor.         )  PROCEEDING
                                  )
                                  )  DATE:     June  3,  2004
                                  )  TIME:     10:00  a.m.
                                  )  PLACE:    Courtroom  303
                                  )            21041  Embank  Blvd.
                                  )            Woodland Hills, California
----------------------------------


          On June 1 and 3, 2004, the Court held shortened notice hearings with respect to the Debtor's Motion for Temporary Restraining Order (the "Motion"). The above-captioned debtor and debtor-in-possession ("Debtor") appeared by Steven Mayer of Mayer, Glassman & Gaines LLP and Stuart Wald. The Laurus Master Fund ("Laurus") appeared by J. Alexandra Rhim and Scott Smith of Buchalter, Nemer, Fields & Younger, A Professional Corporation. All other appearances are noted on the record.


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     Having  considered  all evidence presented and testimony adduced during the hearings,1 pleadings submitted by Debtor and Laurus, all supplemental and related pleadings on file in connection with this matter, such matters of which the Court was asked to take judicial notice, oral argument as advanced by counsel at the time of hearing and having considered that on or about May 28, 2004, Laurus paid the obligations owed to Finance Unlimited, previously the beneficiary under the deed of trust, bearing instrument no. 99-2400871, resulting in Laurus being owed the amount of not less than $6,565,997.61 as of June 2, 2004 (not including further interest accrual, and fees and other costs) (the "Finance Obligations"), which are in addition to those owed to Laurus under the Deeds of Trust (defined below), and after due consideration, and good cause appearing therefor, the Court orders as follows:

     IT  IS  HEREBY  ORDERED  that  the  Motion  is  denied.

     IT IS FURTHER ORDERED that Laurus is authorized to exercise its rights and remedies, including the conduct of foreclosure proceedings for all amounts owed to it, including the Finance Obligations, after June 7, 2004 at midnight with respect to the Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, dated as of May 24, 2002, and recorded as Instrument Number 02-1209820 in the Official Records of Los Angeles County and Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, dated as of May 24, 2002, and recorded as Instrument Number 02-1209821 in the Official Records of Los Angeles County (collectively "Deeds of Trust") that encumber Debtor's real property assets (the "Property").

     IT IS FURTHER ORDERED that Debtor shall immediately remit to Laurus all rents, profits and proceeds derived from the Property, exclusive of utility reimbursements and

_________________
1          On  June 7, 2004, the Court held a telephonic hearing during which it was clarified that Laurus would have the right to foreclose in connection with all amounts owed to it, including without limit the Finance Obligations.

related handling fee, which have been collected and received by Debtor on and after June 4,
"2004.

     IT IS FURTHER ORDERED that Laurus shall waive its right to. seek recourse against any co-obligors or guarantors, or any assets thereof, with respect to the obligations owed by Debtor under the Convertible Note "A" Secured by Deed of Trust, Assignment of Leases Rents, Fixture Filing and Security Agreement, dated as of May 24, 2002, and Convertible Note "B" Secured by Deed of Trust, Assignment of Leases and Rents, Fixture Filing and Security Agreement, dated as of May 24, 2002 (the "Obligations").

     IT IS FURTHER ORDERED that Laurus shall waive its light to enforce any right and remedies with respect to the Obligations against any other assets of Debtor other than assets encumbered by the Deeds of Trust, which include without limit, the Property, rents and leaseholds interests.

     IT IS FURTHER. ORDERED that Debtor shall not transfer any interest in the Property without a further court order.

     IT IS FURTHER ORDERED that the above-captioned adversary proceeding is dismissed as against all defendants.




DATED:
      ---------------                             ------------------------------
                                                  THE HONORABLE GERALDINE MUND
                                                  UNTIED STATES BANKRUPTCY JUDGE
AGREED  AS  TO  FORM:

Mayer,  Glassman  &  Gaines,  LLP


/s/ Steven  Mayer
-----------------------------------------
Steven Mayer Attorneys for Valencia Entertainment International LLC


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